UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 8, 2024

DAVITA INC.

(Exact name of registrant as specified in its charter)

Delaware	1-14106	51-0354549
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2000 16th Street

Denver, CO 80202

(Address of principal executive offices including Zip Code)

(720) 631-2100

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 240.425)
❑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
❑	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
❑	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading symbol(s):	Name of each exchange on which registered:
Common Stock, $0.001 par value	DVA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

On August 8, 2024, DaVita Inc. (the “Company”) issued a press release, made pursuant to Rule 135c promulgated under the Securities Act of 1933, as amended, announcing the commencement of a private offering (the “Notes Offering”), subject to market and other conditions, of $1.0 billion aggregate principal amount of its Senior Notes due 2032 (the “2032 Notes”). A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Substantially concurrently with the closing of the proposed Notes Offering, the Company expects to enter into an amendment to the credit agreement governing the Company’s existing senior secured credit facilities in order to establish an incremental tranche of senior secured term “A” loans in an aggregate principal amount of approximately $1.0 billion (the “Incremental Term Loan A Facility”), subject to market and other conditions. The Company currently intends to use the total net proceeds from the proposed Notes Offering and borrowings under the Incremental Term Loan A Facility (i) to repay all of the Company’s outstanding Term Loan B-1 facility borrowings maturing in 2026 and all of its outstanding revolving credit facility borrowings, in each case, together with related accrued and unpaid interest thereon, (ii) to pay any costs, fees and expenses in connection with the foregoing, and (iii) if any proceeds remain, for general corporate purposes, including, without limitation, for repurchases of its capital stock, working capital and capital expenditures.

The forward-looking statements contained in this Form 8-K are qualified by the information contained under the heading “Forward-Looking Statements” in the press release furnished as Exhibit 99.1 hereto. This Current Report on Form 8-K (and the exhibit hereto) shall not constitute an offer to sell or the solicitation of an offer to buy the 2032 Notes and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale would be unlawful.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits.
Exhibit No.	Description

99.1	Press Release dated August 8, 2024.

104.1	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DAVITA INC.

Date: August 8, 2024	By:	/s/ Joel Ackerman
Joel Ackerman
Chief Financial Officer and Treasurer